                                                                   EXHIBIT 10.13

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                         NOBEL EDUCATION DYNAMICS, INC.

                         Common Stock Purchase Warrant

Warrant No. 1                                                      June 30, 1998

     NOBEL EDUCATION DYNAMICS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, ALLIED CAPITAL CORPORATION (the "Holder"), or its successors or registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time on or after June 30, 1998 and before 5:00 p.m., Washington, D.C. time, on the Expiration Date (as hereinafter defined) up to an aggregate of 531,255 fully paid and nonassessable shares of the Company's common stock $.001 par value per share (the "Common Stock"), representing 6.5% of the Company's fully-diluted Common Stock as of June 30, 1998 ("Ownership Percentage"), at a price per share equal to the Exercise Price (as hereinafter defined) in effect at the time of the exercise of this Warrant. The number of shares of Common Stock issuable upon the exercise of this Warrant and the Exercise Price are subject to adjustment as provided in this Warrant.

     This Warrant is issued pursuant to a certain Investment Agreement (the "Agreement") dated as of June 30, 1998, by and among the Company and its subsidiaries and the Holder, a copy of which is on file at the principal office of the Company. The holder of this Warrant shall be entitled to the benefits of the Agreement, as provided therein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include Nobel Education Dynamics, Inc. and any corporation that shall succeed to or assume the obligations of Nobel Education Dynamics, Inc. hereunder.

          (b) The term "Exercise Price" shall mean, subject to adjustment pursuant to Section 5 hereof, $8.5625 per share of Common Stock.

          (c) The term "Expiration Date" refers to 5:00 p.m., Washington, D.C. time, on June 30, 2006.


     1.   Exercise and Conversion of Warrant.
          ----------------------------------

          1.1  Exercise.  Subject to Section 1.3 hereof, this Warrant may be
               --------
exercised in full or in part at any time or from time to time until the Expiration Date by the holder either (a) by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such holder, to the Company at its principal office, accompanied by payment, in cash, by the surrender of any promissory note or notes or other instruments evidencing any indebtedness outstanding from the Company to the holder hereof, by cancellation of Warrants previously held by the holder hereof or in Common Stock previously owned or acquired upon exercise of this Warrant or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (x) the number of shares of Common Stock designated by the holder in the subscription form by (y) the Exercise Price then in effect, or (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the subscription form annexed hereto duly executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by check or from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Exercise Price per share multiplied by the number of shares of Common Stock then being purchased. On any partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as the holder (upon payment by such holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

          1.2  Conversion.
               ----------

          (a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right"), in whole or in part, at any time prior to the Expiration Date, into shares of Common Stock as provided for in this Section 1.2. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                        A

where X =  the number of shares of Common Stock to be issued to the holder hereof pursuant to this Section 1.2.

      Y = the number of shares of Common Stock then issuable upon the exercise of this Warrant that the holder hereof is surrendering in connection with the exercise of the Conversion Right.

      A = the Fair Market Value of one share of Common Stock, at the time the Conversion Right is exercised pursuant to this Section 1.2.

      B = the Exercise Price in effect under this Warrant at the time the Conversion Right is exercised pursuant to this Section 1.2.

               (b) The Conversion Right may be exercised by the holder, at any time, or from time to time, prior to the Expiration Date, on any business day by delivering a written notice (the "Conversion Notice") to the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the holder wishes to acquire pursuant to such conversion and (ii) a place and a date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

               (c) Upon any exercise of the Conversion Right under Section 1.2(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, as provided in Section 2 below. Upon any partial exercise of such Conversion Right, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised or converted after giving effect to the exercise of the Conversion Right.

               (d) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                    (i) If the Company's Common Stock is traded on an exchange or is quoted on The Nasdaq National Market, then the average of the high and low sale price reported for the 30 business days immediately preceding the Determination Date.

                    (ii) If the Company's Common Stock is not traded on an exchange or on The Nasdaq National Market but is traded in the over-the-counter market, then the average of the means of the closing bid and asked prices reported for the 30 business days immediately preceding the Determination Date.

                    (iii) Except as provided in subsections 1.2(d)(iv) below, if the Company's Common Stock is not publicly traded, then the Appraised Fair Market Value, pursuant to Section 1.2(e) below.

                    (iv) If the Determination Date is the date of a liquidation, dissolution or winding up of the Company, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's Certificate of Incorporation, as amended (the "Charter"), then the amount specified in the Charter upon liquidation, dissolution or winding up, assuming for purposes of this subsection 1.2 that all of the shares of Common Stock issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

               (e)  Appraised Fair Market Value.  The "Appraised Fair Market
                    ---------------------------
Value" shall be determined by the following method:

                    (i) If the Company and the holder of the Warrant agree on the selection of an appraiser, such appraiser shall determine a value, and such value shall be the Appraised Fair Market Value;

                    (ii) If the Company and the holder of the Warrant shall not agree on the selection of an appraiser within 10 days, each of the Company and the Holder, shall select an appraiser who shall each determine a value;

                    (iii) If the values determined by such two appraisers are the same (or the lower value determined by an appraiser is within one percent of the value determined by the other), then such value (or the average of such two values) shall be the Appraised Fair Market Value;

                    (iv) If the foregoing two appraisals are not the same and the lower value determined by an appraiser differs by more than one percent of the value determined by the other, then the appraisers shall together select a third appraiser to determine a value;

                    (v) If the determination of the third appraiser is greater than the largest of the first two appraisals or less than the smallest of the first two appraisals, then the average of the first two appraisals shall be the Appraised Fair Market Value; and

                    (vi) If the determination of the third appraiser is between the first two appraisals, then the average of the third appraisal and the closest of the first two appraisals shall be the Appraised Fair Market Value.

Each party shall pay the fees and costs of the appraiser it selects, and the fees and costs of the third appraiser, if any, shall be paid equally by Company and the Holder.

          1.3  Trustee for Warrant Holder.  In the event that a bank or trust
               --------------------------
company shall have been appointed as trustee for the holder of the Warrant pursuant to subsection 4.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 15 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise or conversion of this Warrant pursuant to this Section 1. The Company shall give the holder of the Warrant notice of the appointment of any trustee and any change thereof.

     2.   Delivery of Stock Certificates.  As soon as practicable after the
          ------------------------------
exercise or conversion of this Warrant, and in any event within 30 days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise or conversion, in such denominations as may be requested by such holder, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value (as determined in good faith by the Board of Directors) of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise or conversion pursuant to Section 1 or otherwise.

     3.   Adjustment for Dividends in Other Stock, Property, etc.;
          --------------------------------------------------------
Reclassification, etc.  In case at any time or from time to time, the holders of
----------------------
Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporation rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise or conversion hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise or conversion if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise or conversion retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4; provided, however, that such adjustment shall be made only in the event that the Ownership Percentage of the holder of this Warrant is reduced by 10 percent or more.

     4.   Adjustment for Reorganization, Consolidation, Merger, etc.
          ----------------------------------------------------------

          4.1  Reorganization; Merger; Sale of Assets.  In case at any time or
               --------------------------------------
from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of this Warrant, on the exercise or conversion hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise or conversion prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised or converted this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

          4.2  Dissolution.  In the event of any dissolution of the Company
               -----------
following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of this Warrant after the effective date of such dissolution pursuant to this Section 4 to the holder or a bank or trust company having its principal office in Washington, D.C., as trustee for the holder or holders of the Warrants.

          4.3  Continuation of Terms.  Upon any reorganization, consolidation,
               ---------------------
merger or transfer followed by dissolution referred to in this Section 4 (where, in the case of a transfer followed by a dissolution, the transferee is paying for the Company's assets all or in part with its equity securities), this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise or conversion of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be. The Company shall be obligated, prior to and as a condition of such transaction, to enter into an agreement for the benefit of the Warrant holders that is binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, pursuant to which such person shall expressly assume the terms of this Warrant as provided in Section 6.

     5.   Other Adjustments.
          -----------------

          5.1  Adjustment for Extraordinary Events.  In the event that the
               -----------------------------------
Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify outstanding shares of Common Stock, or (iii) combine outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The Holder of this Warrant shall thereafter, on the exercise hereof as provided in
Section 1, be entitled to
receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock issuable upon the exercise of this Warrant immediately prior to such issuance by a fraction of which (i) the numerator is the Exercise Price in effect immediately prior to the issuance resulting in an adjustment to the Exercise Price and (ii) the denominator is the Exercise Price in effect after giving effect to any adjustment resulting from such issuance.

          5.2  Adjustment for Issuances Below Exercise Price.  If the Company
               ---------------------------------------------
shall at any time or from time to time after June 30, 1998 issue or sell any shares of Common Stock (other than (i) shares issued in transactions to which Section 5.1 of this Warrant applies, (ii) up to 1,091,750 shares of Common Stock (appropriately adjusted for subdivisions, combinations, stock dividends and the like) issued as compensation or pursuant to the exercise of options granted as compensation to employees, officers, directors or consultants of the Company in connection with their service to the Company, (iii) shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, Series C Convertible Preferred Stock, or Series D Convertible Preferred Stock, and (iv) shares of Common Stock issuable pursuant to subscriptions, warrants, options, convertible securities, or other rights outstanding as of June 30, 1998 and not included in clauses (i), (ii) or (iii) above) for a consideration per share less than the Exercise Price in effect for this Warrant immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Exercise Price shall (until another such issue or sale) be reduced to a price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (X) the number of shares of Common Stock outstanding immediately prior to such issue or sale, multiplied by the Exercise Price in effect immediately prior to such event plus (Y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale. Further, the number of shares purchasable thereunder shall be increased to a number determined by dividing (i) the number of shares purchasable hereunder immediately prior to such issue or sale, multiplied by a fraction of which (x) the numerator is the Exercise Price hereunder immediately prior to such event, and (y) the denominator is the Exercise Price in effect immediately after the foregoing adjustment.

          For the purposes of this Section 5.2, the following provisions shall also be applicable:

          A. In case the Company shall in any manner offer any rights to subscribe for or to purchase shares of Common Stock, or grant any options for the purchase of shares of Common Stock, at a price less than the Exercise Price in effect immediately prior to the time of the offering of such rights or the granting of such options, as the case may be, all shares of Common Stock which the holders of such rights or options shall be entitled to subscribe for or purchase pursuant to such rights or options shall be deemed to be issued or sold as of the date of the offering of such rights or the granting of such options, as the case may be, and the minimum aggregate consideration named in such rights or options for the Common Stock covered thereby, plus the consideration received by the Company for such rights or options, shall be deemed to be the consideration actually received by the Company (as of the date of the offering of such rights or the granting of such options, as the case may be) for the issue or sale of such shares.

          B. In case the Company shall in any manner issue or sell any shares of any class or obligations directly or indirectly convertible into or exchangeable for shares of Common Stock and the price per share for which Common Stock is deliverable upon such conversion or exchange (determined by dividing
(i) the total minimum amount received or receivable by the Company in consideration of the issue or sale of such convertible or exchangeable shares or obligations, plus the total minimum amount of premiums, if any, payable to the Company upon conversion or exchange, by (ii) the total number of shares of Common Stock necessary to effect the conversion or exchange of all such convertible or exchangeable shares of obligations) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such convertible or exchangeable shares or obligations) of the total maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such convertible or exchangeable shares or obligations, and the total minimum amount received or receivable by the Company in consideration of the issue or sale of such convertible or exchangeable shares or obligations, plus the total minimum amount of premiums, if any, payable to the Company upon exchange or conversion, shall be deemed to be the consideration actually received (as of the date of the issue or sale of such convertible or obligations) for the issue or sale of Common Stock.

          C. In determining the amount of consideration received by the Company for Common Stock, securities convertible thereinto or exchangeable therefor, or rights or options for the purchase thereof, expenses or underwriting discounts or commissions paid by the Company shall be excluded. The Board shall determine in good faith the fair value of the amount of consideration other than money received by the Company upon the issue by it of any of its securities. The Board shall also determine in good faith the fair value of any dividend or other distribution made upon Common Stock payable in property, securities of the Company other than Common Stock or securities of a corporation other than the Company. The Board shall, in case any Common Stock, securities convertible thereinto or exchangeable therefor, or rights or options for the purchase thereof are issued with other stock, securities or assets of the Company, determine in good faith what part of the consideration received therefor is applicable to the issue of the Common Stock, securities convertible thereinto or exchangeable therefor, or rights or options for the purchase thereof.

          D. If there shall be any change in (i) the minimum aggregate consideration named in the rights or options referred to in Subsection A above,
(ii) the consideration received by the Company for such rights or option, (iii) the price per share for which Common Stock is deliverable upon the conversion or exchange of the convertible or exchangeable shares or obligations referred to in Subsection B above, (iv) the number of shares which may be subscribed for or purchased pursuant to the rights or options referred to in Subsection A above, or (v) the rate at which the convertible or exchangeable shares or obligations referred to in Subsection B above are convertible into or exchangeable for Common Stock, then the Exercise Price in effect at the time of such event shall be readjusted to the Exercise Price which would have been in effect at such time had such rights, options, or convertible or exchangeable shares or obligations still outstanding provided for such changed consideration, price per share, number of shares, or rate of conversion or exchange, as the case may be, at the time initially offered, granted, issued or sold.

          E. Upon the expiration of the right to convert or exchange any convertible securities, or upon the expiration of any rights, options or warrants, without conversion, exchange or exercise, the issuance of which convertible securities, rights, options or warrants effected an adjustment in the Exercise Price, the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the terms hereof after the issuance of such convertible securities, rights, options or warrants) had the adjustment of the Exercise Price made upon the issuance or sale of such convertible securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon conversion or exchange of such convertible securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of additional shares of Common Stock actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Company (computed as set forth herein) shall be deemed to have been received by the Company.

          5.3  Adjustment for Price Decline.  If the trailing 30 day average
               ----------------------------
high and low price for Common Stock on the 31st day of May 2000 ("May 31, 2000 Price") is lower than the Exercise Price, the Exercise Price shall be adjusted to equal the May 31, 2000 Price.

          5.4  Adjustment Threshold.  No adjustment of the Exercise Price shall
               --------------------
be made under Sections 5.1, 5.2 or 5.3 unless the aggregate actions thereunder reduce in the aggregate the Ownership Percentage of the holder of this Warrant by 10 percent or more.

     6.   No Impairment.  The Company will not, by amendment of its charter or
          -------------
through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment due to such event. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise or conversion of the Warrant above the amount payable therefor on such exercise or conversion, (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise or conversion of all or any portion of this Warrant from time to time outstanding, and (c) will not consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person) or transfer all or substantially all the assets of the Company to another person, unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant, including the provisions of
Section 4.

     7.   Certificate as to Adjustments.  In each case of any adjustment or
          -----------------------------
readjustment in the number or type of shares or securities issuable on the exercise or conversion of this Warrant, an officer of the Company will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment, the Exercise Price resulting therefrom and the increase or decrease, if any, or the number of shares purchasable at such price upon exercise or conversion of the Warrant, and showing in detail the facts and computation upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to each registered holder of this Warrant, and will, on the written request at any time of the holder of this Warrant, furnish to such holder a like certificate setting forth the Exercise Price at the time in effect and showing how such Exercise Price was calculated.

     8.   Notices of Record Date, Etc.  In the event of
          ---------------------------

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the registered holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or option with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or a favorable vote of stockholders if either is required. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

     9.   Reservation of Stock, etc., Issuable on Exercise of Warrants.  The
          ------------------------------------------------------------
Company will at all times reserve and keep available, solely for issuance and delivery on the exercise or conversion of the Warrant, all shares of Common Stock from time to time issuable on the exercise or conversion of this Warrant.

     10.  Registration.  If the issuance of any shares of Common Stock required
          ------------
to be reserved for purposes of exercise or conversion of this Warrant or for the conversion of such shares requires registration with, or approval of, any Federal governmental authority under any Federal or state law (other than any registration under the Securities Act) or listing on any national securities exchange, before such shares may be issued upon exercise or conversion of this Warrant or such conversion, the Company will, at its expense, use its best efforts to cause such shares to be duly registered or approved, or listed on the relevant national securities exchange, as the case may be, at such time, so that such shares may be issued in accordance with the terms hereof and so converted.

     11.  Transfer of Warrant.  The transfer of this Warrant and all rights
          -------------------
hereunder, in whole or in part, is registrable at the office or agency of the authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the registration of transfer hereof on the books of the Company; and until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder for all purposes, and the Company shall not be affected by notice to the contrary.

     12.  Register of Warrants.  The Company shall maintain, at the principal
          --------------------
office of the Company (or such other office as it may designate by notice to the holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant. The ownership of the Warrant shall be proved by reference to the register and, prior to due presentation for registration of transfer, the Company may treat the person in whose name the Warrant shall be registered as the absolute owner thereof for all purposes.

     13.  Exchange of Warrant.  Subject to Section 20, this Warrant is
          -------------------
exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 12, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

     14.  Replacement of Warrant.  On receipt of evidence reasonably
          ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor; provided, however, if this Warrant of which the original holder of this Warrant,
--------  -------
its nominee, or any of its officers or
directors is the registered holder is lost, stolen or destroyed, the affidavit of the President, Vice President, Treasurer, or any General Partner of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder's written agreement to indemnify the Company.

     15.  Warrant Agent.  The Company may, by written notice to the registered
          -------------
holder of this Warrant, appoint an agent for the purpose of issuing Common Stock on the exercise or conversion of the Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 13, and replacing this Warrant pursuant to
Section 14, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     16.  Remedies. The Company stipulates that the remedies at law of the
          --------
holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     17.  Closing of Books.  The Company will at no time close its transfer
          ----------------
books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise or conversion of any Warrant in any manner which interferes with the timely exercise or conversion of this Warrant.

     18.  No Rights or Liabilities as a Stockholder.  This Warrant shall not
          -----------------------------------------
entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     19.  Notice, etc.  All notices and other communications from the Company to
          -----------
the registered holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as shall have been furnished to the Company in writing by such holder.

     20.  Investment Representations.  The holder hereof (and each subsequent
          --------------------------
holder) represents to the Company that this Warrant is being acquired for the holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise or conversion of the Warrant. The holder hereof acknowledges and agrees that the Warrant and the Common Stock issuable upon exercise or conversion of the Warrant (if any) have not been (and at the time of acquisition by such holder, will not have been or will not be) registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The holder hereof recognizes and acknowledges that because the Warrant and the Common Stock issuable upon exercise or conversion of the Warrant (if any) are unregistered, they are not presently eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Each subsequent holder hereof shall be required to make all of the representations which are required by this Section 20 to be made by the initial holder hereof, including without limitation the representations which are contained in the Agreement. The Company shall not be required to register the transfer of the Warrant or any Common Stock into which the Warrant may be converted on the books of the Company unless the Company shall have been provided at the transferor's expense with an opinion of counsel reasonably satisfactory to the Company prior to such transfer to the effect that registration under the Securities Act of 1933, as amended, or any applicable state securities laws is not required in connection with the transaction resulting in such transfer. The Warrant shall bear the restrictive legend set forth at the beginning of this Warrant, and any share certificate issued upon conversion shall bear a comparable legend, except that such restrictive legend shall not be required if the opinion of counsel reasonably satisfactory to the Company referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the Securities Act of 1933, as amended, and any applicable state securities laws, or if the transfer is made in accordance with the provisions of Rule 144 under such act.

     21.  Binding Effect on Successors.  This Warrant shall be binding upon any
          ----------------------------
corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets (to the extent provided in
Section 4), and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion, and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities) to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the
                                            --------
holder hereof to make any such request shall not affect the continuing obligation of the company to the holder hereof in respect of such rights.

     22.  Miscellaneous.  This Warrant and any term hereof may be changed,
          -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought, subject to the provisions of the Agreement. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This

Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF the Company has executed this Warrant on the date set forth below.

Dated:  June 30, 1998

                                   NOBEL EDUCATION DYNAMICS, INC.


                                   By:  _______________________________

                                   Title:______________________________


[Corporate Seal]

Attest:


___________________________
Secretary

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO:  NOBEL EDUCATION DYNAMICS, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ________________________ shares of _________________________ of NOBEL EDUCATION
DYNAMICS, INC. and herewith makes payment of $__________________________ therefor in cash, and requests that the certificates for such shares be issued in the name of, and delivered to _________________________________________
whose address is _____________________________________________________________.


Dated:                              ___________________________________
                                    (Signature must conform to name of
                                    holder as specified on the face of the
                                    Warrant)


                                    ____________________________________

                                    ____________________________________
                                                        (Address)

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________________ the right represented by the within
NOBEL EDUCATION DYNAMICS, INC. to which the within Warrant relates, and appoints _____________________________ Attorney to transfer such right on the books of NOBEL EDUCATION DYNAMICS, INC. with full power of substitution in the premises.


Dated:                              ____________________________________
                                    (Signature must conform to name of holder as specified on the face of the Warrant)

                                    ____________________________________

                                    ____________________________________
(Address)

Signed in the presence of:


________________________________________